Exhibit 10.8c
AMENDMENT NO. 2 TO EXECUTIVE EMPLOYMENT AGREEMENT
     THIS AMENDMENT NO. 2 TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made effective as of the 31st day of March, 2007, by and between Mylan Laboratories Inc., a Pennsylvania corporation (the “Company”), and Stuart A. Williams (“Executive”).
     WHEREAS, the Company and Executive are party to that certain Executive Employment Agreement dated as of July 1, 2004, as amended by Amendment No. 1 thereto dated as of April 3, 2006 (the “Agreement”), pursuant to which the Company agreed to employ Executive, and Executive accepted such employment, as more particularly described in the Agreement (capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement); and
     WHEREAS, pursuant to Sections 8(e) and 14 of the Agreement, the Company and Executive desire to modify the Term of Employment, upon the terms and conditions set forth herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Pursuant to Section 8(e) of the Agreement, the parties hereby mutually agree to extend the Term of Employment until March 31, 2008. Further, the reference to “March 31, 2007” in Section 2 of the Agreement is hereby amended to read “March 31, 2008”.
     2. (a) The parties acknowledge and agree that this Amendment is an integral part of the Agreement. Notwithstanding any provision of the Agreement to the contrary, in the event of any conflict between this Amendment and the Agreement or any part of either of them, the terms of this Amendment shall control.
          (b) Except as expressly set forth herein, the terms and conditions of the Agreement are and shall remain in full force and effect.
          (c) The Agreement, as amended by this Amendment, sets forth the entire understanding of the parties with respect to the subject matter thereof and hereof.
          (d) This Amendment shall be governed by, interpreted under and construed in accordance with the laws of the Commonwealth of Pennsylvania.
          (e) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

MYLAN LABORATORIES INC.
By:	/s/ Robert J. Coury
	Name:	Robert J. Coury
	Title:	Vice Chairman and CEO

EXECUTIVE:
/s/ Stuart A. Williams
Stuart A. Williams

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